Filed pursuant to Rule 497(c)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

PROSPECTUS	January 31, 2014

FMI Large Cap Fund
(Ticker Symbol: FMIHX)

FMI Common Stock Fund
(Ticker Symbol: FMIMX)

FMI International Fund
(Ticker Symbol: FMIJX)

FMI Large Cap Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.

FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing mainly in small- to medium-capitalization value stocks.

FMI International Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

The FMI Large Cap Fund and the FMI Common Stock Fund are closed to new investors.  Except as specified in this Prospectus, only investors of the FMI Large Cap Fund as of June 30, 2013 or investors of the predecessor fund to the FMI Common Stock Fund as of December 31, 2009 are eligible to purchase shares of the respective Fund.
FMI Funds
100 East Wisconsin Avenue, Suite 2200	1-800-811-5311
Milwaukee, Wisconsin 53202	www.fmifunds.com

NO-LOAD MUTUAL FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FMI Funds

Advised by Fiduciary Management, Inc.

FMI Funds
TABLE OF CONTENTS

Summary Sections	3

FMI Large Cap Fund Summary	3

FMI Common Stock Fund Summary	7

FMI International Fund Summary	11

Additional Information About the Funds	16

Management of the Funds	16

The Funds’ Share Price	17

Purchasing Shares	18

Redeeming Shares	23

Market Timing Procedures	25

Exchanging Shares	26

Dividends, Distributions and Taxes	26

Index Descriptions	28

Financial Highlights	29

SUMMARY SECTIONS

FMI LARGE CAP FUND SUMMARY

Investment Objective:  FMI Large Cap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association.  In addition, the Fund invests in American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”), which are dollar-denominated securities of foreign issuers traded in the U.S.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk.  The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Large Capitalization Companies Risk:  Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

•
Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks® (“S&P 500”).  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Large Cap Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 14.85% (quarter ended June 30, 2009) and the lowest total return for a quarter was -18.29% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Five	Ten
(for the periods ended December 31, 2013)	Year	Years	Years
FMI Large Cap Fund
Return before taxes	30.48%	17.06%	9.61%
Return after taxes on distributions	28.46%	16.40%	9.00%
Return after taxes on distributions and sale of Fund shares	18.86%	13.88%	7.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.  The Fund is closed to new investors, subject to certain conditions.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem or exchange Fund shares: through the mail (FMI Large Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI COMMON STOCK FUND SUMMARY

Investment Objective:  FMI Common Stock Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.19%
Total Annual Fund Operating Expenses	1.19%

(1)
“Other Expenses” for the Fund are based on the current fiscal year expenses of the FMI Common Stock Fund of FMI Common Stock Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on January 31, 2014.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in small- to medium-capitalization companies (namely, companies with less than $5 billion market capitalization) listed or traded on a national securities exchange or on a national securities association.  Under normal market conditions, the Fund invests 80% of its net assets in common stocks, including for purposes of this limitation common stocks of foreign companies traded as American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).

The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any in dividends and interest earned) held by the Fund may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Russell 2000 Index®.  The Fund is the successor to the investment performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund after the close of business on January 31, 2014.  Accordingly, the performance information shown below for periods on or prior to January 31, 2014 is that of the Predecessor Fund.  The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Common Stock Fund
(Annual total return as of 12/31)

During the ten year period shown on the bar chart, the Predecessor Fund’s highest total return for a quarter was 21.52% (quarter ended June 30, 2009) and the lowest total return for a quarter was -19.88% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Five	Ten
(for the periods ended December 31, 2013)	Year	Years	Years
FMI Common Stock Fund
Return before taxes	32.01%	19.98%	11.44%
Return after taxes on distributions	29.05%	18.60%	9.82%
Return after taxes on distributions and sale of Fund shares	20.39%	16.41%	9.28%
Russell 2000 Index® (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.  The Fund is closed to new investors, subject to certain conditions.

You may purchase, redeem, and exchange shares of the Fund each day the New York Stock Exchange is open. You may purchase, redeem, or exchange Fund shares: through the mail (FMI Common Stock Fund,  c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FMI INTERNATIONAL FUND SUMMARY

Investment Objective:  FMI International Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		No Sales Charge
Maximum Deferred Sales Charge (Load)		No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions		No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)		None
Exchange Fee		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.40%
Total Annual Fund Operating Expenses		1.15%
Fee Waiver and/or Expense Reimbursement(1)	-	0.15%
Net Annual Fund Operating Expenses		1.00%

(1)
The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, but is expected to continue indefinitely.  In addition to the reimbursement required under the investment advisory agreement, the investment adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% at least through January 31, 2015.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$350	$618	$1,384

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of foreign companies (also referred to as non-U.S. companies).  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.  Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through

American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region.  Because the Fund’s investments will be limited in number and investing in emerging market securities will not be a principal investment strategy, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks.  When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•	A strong, defendable market niche or products and services niche that is difficult to replicate

•	A high degree of relative recurring revenue

•	Modestly priced products or services

•	Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•	Above-average growth or improving profitability prospects

The Fund considers valuation:

•	On both an absolute and relative to the market basis

•	Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•	The security has achieved its value potential

•	Such sale is necessary for portfolio diversification

•	Changing fundamentals signal a deteriorating value potential

•	Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•
Foreign Securities Risk:  Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

•
Geographic Concentration Risk:  Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

•
Currency Hedging Risk:  The Fund may hedge a significant portion of its foreign stock investments against foreign currency changes in an effort to have its returns more closely reflect the market performance of its investments, rather than the value of the currency.  To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

•
Large Capitalization Companies Risk:  Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index® (“MSCI EAFE”).  For additional information on this index, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI International Fund
(Annual total return as of 12/31)

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 10.23% (quarter ended March 31, 2013) and the lowest total return for a quarter was -12.16% (quarter ended September 30, 2011).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (IRAs).

Average Annual Total Returns	One	Since Inception
(for the periods ended December 31, 2013)	Year	(December 31, 2010)
FMI International Fund
Return before taxes	24.65%	13.10%
Return after taxes on distributions	23.91%	12.83%
Return after taxes on distributions and sale of Fund shares	14.64%	10.39%
MSCI EAFE (LOC) (reflects no deduction for fees, expenses or taxes)	26.93%	9.36%
MSCI EAFE (USD) (reflects no deduction for fees, expenses or taxes)	22.78%	8.17%

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

		Years with
PMC Member	Title with Adviser	Adviser
Patrick J. English	Chief Executive Officer and Chief Investment Officer	27
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	19
Andy P. Ramer	Director of Research and Research Analyst	11
Jonathan T. Bloom	Research Analyst	4
Matthew J. Goetzinger	Research Analyst	9
Robert M. Helf	Research Analyst	16
Karl T. Poehls	Research Analyst	6
Daniel G. Sievers	Research Analyst	5
Matthew T. Sullivan	Research Analyst	1

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $2,500.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares: through the mail (FMI International Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT OBJECTIVES AND STRATEGIES

The FMI Large Cap Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI Common Stock Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.

The FMI International Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.

Each Fund’s portfolio managers are patient investors.  The Funds do not attempt to achieve their investment objectives by active and frequent trading of common stocks.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Temporary Investments:  Each Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means that a Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When a Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures regarding disclosure of their portfolio holdings.

MANAGEMENT OF THE FUNDS

Fiduciary Management, Inc. (the “Adviser”) is the investment adviser to each Fund.  The Adviser’s address is:

100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin  53202

The Adviser has been in business since 1980 and has been the Funds’ only investment adviser.  As the investment adviser to each Fund, the Adviser manages the investment portfolio for such Fund.  The Adviser makes the decisions to buy and sell the investments of each Fund.

Pursuant to Investment Advisory Agreements, the Adviser is entitled to receive a fee at an annual rate of 0.75% of the average daily net assets of the FMI Large Cap Fund and FMI International Fund, and a fee at an annual rate of 1.00% of the average daily net assets of the FMI Common Stock Fund.  The Adviser may periodically waive all or a portion of its advisory fee with respect to each Fund.

For the past fiscal year ended September 30, 2013, the FMI Large Cap Fund, the Predecessor Fund to FMI Common Stock Fund and the FMI International Fund paid advisory fees, after waiver or reimbursement, at the rate of 0.75%, 1.00%, and 0.60%, respectively.

A discussion regarding the basis for the Board of Directors approving each Fund’s investment advisory agreement with the Adviser is available in the Funds’ semi-annual report to shareholders for the most recent period ended March 31.

Each Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each Fund’s portfolio.

Patrick J. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.  John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.  Andy P. Ramer, CFA, has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Jonathan T. Bloom has been employed by the Adviser since 2010 as a Research Analyst; from 2008 through the spring of 2009 Mr. Bloom attended the Columbia University Graduate School of Business in New York.  Mr. Bloom has passed all three levels of the CFA exam and his charter is pending his completion of the work experience requirement.  Matthew J. Goetzinger, CFA, has been employed by the Adviser since July 2004 as a Research Analyst. Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst. Karl T. Poehls, CFA, has been employed by the Adviser since 2008 as a Research Analyst; from August 2006 to May 2008 Mr. Poehls attended Graduate School at the University of Wisconsin, Madison.  Daniel G. Sievers, CFA, has been employed by the Advisor since 2009 as a Research Analyst; from May 2008 to August 2009 Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts. Matthew T. Sullivan has been employed by the Adviser since 2013 as a Research Analyst. From 2009 to 2013 Mr. Sullivan attended Brown University.

The Funds’ SAI, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in each Fund.

THE FUNDS’ SHARE PRICE

The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value.  Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on the weekends.  The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies.  Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  Each Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Funds will value securities at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  In determining fair value, the Funds’ Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securi-

ties that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The FMI International Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the International Fund may invest are sometimes open on days when the NYSE is not open and the International Fund does not calculate its net asset value, and sometimes are not open on days when the International Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time in which the International Fund calculates its net asset value.  As a result, the value of the International Fund’s portfolio may be affected on days when the International Fund does not calculate its net asset value and you cannot purchase or redeem shares of the International Fund.

Each Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  Each Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

The Funds consider a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.  Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Funds.

PURCHASING SHARES

FMI Large Cap Fund and FMI Common Stock Fund – Limited Availability

The FMI Large Cap Fund and FMI Common Stock Fund (together, the “Closed Funds”) are closed to new investors.  Except as indicated below, only investors of the FMI Large Cap Fund as of June 30, 2013, or investors of the Predecessor Fund to the FMI Common Stock Fund as of December 31, 2009, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the respective closed Fund. Exceptions include:

•
Participants in an employee retirement plan for which the Closed Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the FMI Large Cap Fund in effect on June 30, 2013  or an agreement with the Predecessor Fund to the FMI Common Stock Fund in effect on December 31, 2009.

•
Clients of a financial adviser or planner who had client assets invested in the FMI Large Cap Fund in effect on June 30, 2013 or with the Predecessor Fund to the FMI Common Stock Fund on December 31, 2009.

•	Employees, officers and directors of the Closed Funds or the Adviser, and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

•
Firms having an existing business relationship with the Adviser, whose investment the officers of the Closed Funds determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Closed Funds effectively.

•	An investment in a Closed Fund that officers of the Closed Funds determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Closed Funds effectively.

The FMI Large Cap Fund and the FMI Common Stock Fund reserve the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

How to Purchase Shares from the Funds

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Funds reserve the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

			FMI
	FMI Large	FMI Common	International
	Cap Fund	Stock Fund	Fund
New accounts
• All Accounts	$1,000	$1,000	$2,500

Existing Accounts
• Dividend reinvestment	No Minimum	No Minimum	No Minimum
• Automatic Investment Plan	$50	$50	$50
• Telephone Purchase	$1,000	$1,000	$1,000
• All other accounts	$100	$100	$100

* Servicing Agents may impose different minimums.

3.
Complete the New Account Application available on our website (www.fmifunds.com), carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Funds have additional New Account Applications and remittance forms if you need them.)  If you have any questions, or, if you need additional assistance when completing your application, please call the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), at 1-800-811-5311.

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act) please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Funds may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Funds’ Anti-Money Laundering Program is supervised by the Funds’ Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Funds reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “FMI Large Cap Fund,” “FMI Common Stock Fund” or “FMI International Fund,” as applicable.  All checks must be in U.S. dollars and drawn on U.S. banks.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Funds as a result.

5.	Send the application and check to:

  BY FIRST CLASS MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

  FMI Funds
  c/o U.S. Bancorp Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

6.	You may purchase shares by wire transfer.

 Initial Investment by Wire – If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

  Wire Information:
  You should transmit funds by wire to:
  U.S. Bank, N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  For credit to:
  U.S. Bancorp Fund Services, LLC
  Account #112-952-137

  For further credit to:
  (name of FMI Fund)
  (shareholder registration)
  (shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Funds.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf).  If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with such Fund.  When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, the Servicing Agent may be held liable for any resulting fees or losses.

Telephone Purchases

Unless you declined “telephone option” in the Telephone Options section on the account application, you may make subsequent investments by telephone directly from a bank checking or savings account. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The telephone purchase option may not be used for initial purchases of a Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you currently do not have the telephone purchase option, you may write to USBFS requesting the telephone purchase option.  This option will become effective approximately 15 business days after the application form is received by the Funds’ transfer agent, USBFS.  The Telephone Option form is also available on our website (www.fmifunds.com).  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Funds’ transfer agent at 1-800-811-5311. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

Other Information about Purchasing Shares of the Funds

The Funds may reject any New Account Application for any reason.  A Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Funds will not issue certificates evidencing shares purchased.  The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make subsequent purchases on a regular and convenient basis.  The Funds also offer the following retirement plans:

•Traditional IRA

•Roth IRA

•Coverdell Education Savings Account

•SEP-IRA

•Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Funds at 1-800-811-5311.  The Funds recommend that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Address Changes

To change the address on your account, call the Funds at 1-800-811-5311.  Any written redemption requests received within 30 days after an address change must be accompanied by a signature guarantee.

No telephone redemptions will be allowed within 30 days of an address change.

Householding

To reduce expenses, we generally mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	account number(s) and name of the FMI Fund

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•
additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Funds, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	If a change of address was received by USBFS within the last 30 days.

•	If ownership on an account is being changed.

In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Funds may waive the signature guarantee requirement in certain circumstances.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
FMI Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the transfer agent or the Funds.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting the telephone option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-800-811-5311.  Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $100,000, however, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.

•
If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.  USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act, the Funds may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 business days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so.  Both the Funds and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Funds nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $1,000 because you redeem or exchange shares, the Funds reserve the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Funds may close your account and mail the redemption proceeds to you.

•
While the Funds generally pay redemption requests in cash, the Funds reserve the right to pay redemption requests “in kind.”  This means that the Funds may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the applicable Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Funds’ Board of Directors have determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Funds.

The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds.  In such event, the Funds’ Board of Directors may reconsider their decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of a Fund may be exchanged for shares of:

•FMI Large Cap Fund

•FMI Common Stock Fund

•FMI International Fund

•First American Prime Obligations Fund

at the relative net asset values.  An affiliate of USBFS advises the First American Prime Obligations Fund.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Funds nor the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.
Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund and FMI Large Cap Fund are currently closed to new investors, subject to certain limited exceptions as set forth under the section titled “Purchasing Shares” above.)

2.
Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund and the First American Prime Obligations Fund).

3.	Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and the First American Prime Obligations Fund Prospectus.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. As long as the Fund meets the requirements of a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders.

You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Distribution Only Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•	Dividend Only Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the New Account Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

A Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state, and local income tax.  These distributions may be taxed as ordinary income, dividend income, or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  Each Fund expects that its distributions generally will consist primarily of long-term capital gains.  Distributions of net long-term capital gain are subject to tax as long-term capital gain regardless of the length of time you have held Fund shares. If you purchase shares at a time when a Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital.

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by a shareholder upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in other Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Federal law requires a mutual fund company to report its shareholders’ cost basis, gain/loss, and holding period with respect to “covered shares” of the mutual fund to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when the “covered” shares are sold. Covered shares are any Fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds have chosen average cost as their standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

The preceding discussion is meant to be only a general summary of the potential federal income tax consequences of an investment in the Funds by U.S. shareholders.  The SAI contains a more detailed summary of federal tax rules that apply to the Funds and their shareholders.  This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Funds. Legislative, judicial, or administrative action may change the tax rules that apply to the Funds or their shareholders and any such change may be retroactive.  You should consult your tax advisers to determine the federal, state, local, and non-U.S. tax consequences of owning Fund shares.

INDEX DESCRIPTIONS

Standard & Poor’s 500 Index®

The Standard & Poor’s 500 Index® consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (namely, its market price per share times the number of shares outstanding.) Stocks may be added or deleted from the Index from time to time. A direct investment in an index is not possible.

Russell 2000 Index®

The Russell 2000 Index® measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.  A direct investment in an index is not possible.

Morgan Stanley Capital International Europe, Australasia and Far East Index®

The Morgan Stanley Capital International Europe, Australasia and Far East Index® (“MSCI EAFE”) is an unmanaged index composed of securities of 22 developed market country indices, excluding the U.S. and Canada.  The MSCI EAFE Index is a recognized international index and is weighted by market capitalization.  A direct investment in an index is not possible.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or since inception in the case of the FMI International Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The information shown for the FMI Common Stock Fund is for the Predecessor Fund.  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.

FMI Large Cap Fund

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$17.38	$14.31	$14.46	$13.27	$13.65
Income from investment operations:
Net investment income	0.18	0.20	0.16	0.17	0.20
Net realized and unrealized gains (losses) on investments	3.37	3.46	(0.17)	1.19	(0.47)
Total from investment operations	3.55	3.66	(0.01)	1.36	(0.27)

Less distributions:
Distributions from net investment income	(0.20)	(0.17)	(0.14)	(0.17)	(0.11)
Distributions from net realized gains	(0.21)	(0.42)	—	—	—
Total from distributions	(0.41)	(0.59)	(0.14)	(0.17)	(0.11)
Net asset value, end of year	$20.52	$17.38	$14.31	$14.46	$13.27
TOTAL RETURN	20.94%	26.17%	(0.13%)	10.33%	(1.79%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	8,122,016	6,167,813	4,008,758	3,318,364	2,051,701
Ratio of expenses to average net assets	0.96%	0.96%	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	0.95%	1.25%	1.03%	1.18%	1.80%
Portfolio turnover rate	30%	21%	28%	20%	32%

FMI Common Stock Fund

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$25.43	$22.63	$22.98	$21.07	$21.20
Income from investment operations:
Net investment income (loss)	0.07	0.09	0.03	(0.00)*	0.05
Net realized and unrealized gains on investments	6.05	4.79	0.44	1.96	0.86
Total from investment operations	6.12	4.88	0.47	1.96	0.91

Less distributions:
Distributions from net investment income	(0.09)	(0.04)	—	(0.04)	(0.06)
Distributions from net realized gains	(2.41)	(2.04)	(0.82)	(0.01)	(0.98)
Total from distributions	(2.50)	(2.08)	(0.82)	(0.05)	(1.04)
Net asset value, end of year	$29.05	$25.43	$22.63	$22.98	$21.07
TOTAL RETURN	26.63%	22.38%	2.03%	9.30%	6.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,259,158	1,118,501	945,991	925,630	872,557
Ratio of expenses to average net assets	1.19%	1.20%	1.21%	1.24%	1.26%
Ratio of net investment income (loss) to average net assets	0.26%	0.38%	0.13%	(0.01%)	0.32%
Portfolio turnover rate	24%	43%	26%	30%	35%

*	Amount less than $0.005 per share.

FMI International Fund

			For the Period from
			December 31,
			2010* to
	Years Ended September 30,		September 30,
	2013	2012	2011

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.25	0.22	0.16
Net realized and unrealized gains (loss) on investments	4.29	4.00	(2.10)
Total from investment operations	4.54	4.22	(1.94)

Less distributions:
Distributions from net investment income	(0.08)	(0.16)	—
Distributions from net realized gains	(0.24)	—	—
Total from distributions	(0.32)	(0.16)	—
Net asset value, end of period	$26.34	$22.12	$18.06
TOTAL RETURN	20.87%	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	137,906	67,316	13,514
Ratio of expense to average net assets:
Before expense reimbursement	1.15%	1.45%	2.91	%(2)
After expense reimbursement	1.00%	1.00%	1.00	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.89%	0.62%	(0.86	)%(2)
After expense reimbursement	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	21%	20%	12	%(1)

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

Not part of the Prospectus

FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

To learn more about the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund, you may want to read the Funds’ SAI which contains additional information about the Fund.  Each Fund has incorporated by reference the SAI into this Prospectus.  This means that you should consider the contents of the Funds’ SAI to be part of the Prospectus.

You also may learn more about each Fund’s investments by reading the Funds’ annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the Funds’ website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about the Funds may also call the following number or write to the following address.

FMI Funds
100 East Wisconsin Avenue,
Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about each Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Funds are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-07831

FMI Funds

1-800-811-5311
www.fmifunds.com